UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020 (April 27, 2020)

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares* Ordinary Shares, nominal value $0.01 per share**	AVDL N/A	The Nasdaq Global Market

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) Ordinary Share.

** Not for trading, but only in connection with the listing of American Depositary Shares on The Nasdaq Global Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 28, 2020, Avadel Pharmaceuticals plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Piper Sandler & Co. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters (the “Underwriters”), relating to the registered public offering (the “Offering”) of 11,630,000 ordinary shares, in the form of American Depositary Shares (“ADSs”), at a price to the public of $10.75 per share. The net proceeds to the Company are expected to be approximately $117.1 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Offering is expected to close on May 1, 2020, subject to customary closing conditions. The Company has granted the Underwriters an option for 30 days to purchase up to 1,744,500 additional ADSs. If the Underwriters exercise the option in full, the Company expects to receive approximately $134.8 million of net proceeds, after deducting underwriting discounts and commissions and estimated offering expenses. The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-236258), filed with the Securities and Exchange Commission (“SEC”) on February 5, 2020, which became effective on February 14, 2020 (the “Registration Statement”). The closing of the Offering is expected to take place on or about May 1, 2020, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Arthur Cox relating to the validity of the issuance and sale of the ADSs pursuant to the Underwriting Agreement is also filed herewith as Exhibit 5.1.

Item 2.02.	Results of Operations and Financial Condition.

In connection with the Offering, on April 27, 2020, the Company filed a preliminary prospectus supplement to the base prospectus included in the Registration Statement.   In the preliminary prospectus supplement, the Company announced that its cash and cash equivalents is expected to be approximately $112 to $114 million at March 31, 2020, as compared to $64.2 million at December 31, 2019.  This financial data as of March 31, 2020 is preliminary and is based on information available to the Company’s management as of the date of this Current Report on Form 8-K and is subject to completion by management of the Company’s financial statements as of and for the quarter ended March 31, 2020.  Complete quarterly results will be announced during the Company’s quarterly financial results earnings conference call and included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

The information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 28, 2020, by and among the Company and Jefferies LLC, Piper Sandler & Co. and Stifel, Nicolaus & Company, Incorporated.

5.1	Opinion of Arthur Cox.

23.1	Consent of Arthur Cox (contained in Exhibit 5.1 above).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to our future expectations, beliefs, plans, strategies, objectives, results, conditions, financial performance, prospects, or other events. Such forward-looking statements include, but are not limited to, those regarding the anticipated closing of the public offering, the anticipated net proceeds from the public offering and Avadel’s expectation with respect to granting a 30-day option to purchase additional ADSs. In some cases, forward-looking statements can be identified by the use of words such as “will,” “may,” “believe,” “expect,” “look forward,” “on track,” “guidance,” “anticipate,” “estimate,” “project” and similar expressions, and the negatives thereof (if applicable).

Our forward-looking statements are based on estimates and assumptions that are made within the bounds of our knowledge of our business and operations and that we consider reasonable. However, our business and operations are subject to significant risks, and, as a result, there can be no assurance that actual results of our research, development and commercialization activities and the results of our business and operations will not differ materially from the results contemplated in such forward-looking statements. Factors that could cause actual results to differ from expectations in our forward-looking statements include the risks and uncertainties described in the “Risk Factors” section of Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019, which we filed with the Securities and Exchange Commission on March 16, 2020, the preliminary prospectus supplement related to this offering and subsequent filings.

Forward-looking statements speak only as of the date they are made and are not guarantees of future performance. Accordingly, you should not place undue reliance on forward-looking statements. We do not undertake any obligation to publicly update or revise our forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2020	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	Vice President, Deputy General Counsel and Corporate Secretary